MASSMUTUAL PREMIER FUNDS

MassMutual Premier Balanced Fund

Supplement dated May 4, 2010 to the

Summary Prospectus dated March 1, 2010

This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.

The following information replaces similar information found in the first paragraph in the section titled Principal Investment Strategies:

Under normal market conditions, the Fund’s subadviser, Babson Capital Management LLC (“Babson Capital”), expects that 40%-70% of the Fund’s net assets will be invested in U.S. equity securities (the Core U.S. Equity Segment), 1%-15% of the Fund’s net assets will be invested in international equity securities (the Core International Equity Segment), 30%-50% of the Fund’s net assets will be invested in fixed income securities (the Core Bond Segment), and up to 30% of the Fund’s net assets will be invested in money market instruments (the Money Market Segment).

MASSMUTUAL PREMIER FUNDS

Supplement dated May 4, 2010 to the

Prospectus dated March 1, 2010

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

The following information replaces similar information for the Balanced Fund found in the first paragraph on page 31 in the section titled Principal Investment Strategies:

Under normal market conditions, the Fund’s subadviser, Babson Capital Management LLC (“Babson Capital”), expects that 40%-70% of the Fund’s net assets will be invested in U.S. equity securities (the Core U.S. Equity Segment), 1%-15% of the Fund’s net assets will be invested in international equity securities (the Core International Equity Segment), 30%-50% of the Fund’s net assets will be invested in fixed income securities (the Core Bond Segment), and up to 30% of the Fund’s net assets will be invested in money market instruments (the Money Market Segment).

The following information replaces similar information for the Capital Appreciation Fund found on page 55 in the section titled Portfolio Manager:

The information for Marc L. Baylin is hereby deleted.

Portfolio Manager: Julie Van Cleave

Ms. Van Cleave is a Vice President of OFI. She has managed the Fund since April 2010.

The following information replaces similar information for OppenheimerFunds, Inc. (“OFI”) found on page 102 in the section titled Subadvisers and Portfolio Managers relating to the Capital Appreciation Fund:

The information for Marc L. Baylin is hereby deleted.

Julie Van Cleave

is the portfolio manager of the Capital Appreciation Fund. Ms. Van Cleave, a Chartered Financial Analyst, is a Vice President and Senior Portfolio Manager of OFI. Prior to joining OFI in April 2010, she was a Managing Director, U.S. Large-Cap Growth Equity, and lead portfolio manager at Deutsche Asset Management from December 2002 to February 2009. Prior to that, Ms. Van Cleave was a Managing Director, a portfolio manager and a team leader with Mason Street Advisors, a wholly owned subsidiary of Northwestern Mutual Life.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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